LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
SUPPLEMENT DATED JANUARY 10, 2005

TO PROSPECTUS DATED MAY 1, 1998 FOR LIBERTY ADVISOR
ISSUED BY VARIABLE ACCOUNT J

TO PROSPECTUS DATED MAY 1, 1997 FOR NEW YORK PREFERRED ADVISOR
ISSUED BY VARIABLE ACCOUNT K

This supplement contains information about the Stein Roe Growth Stock Fund, Variable Series Sub-account.

Effective February 25, 2005, Stein Roe Growth Stock Fund, Variable Series is changing its name to Columbia Large Cap Growth Fund, Variable Series. On that date, Stein Roe Growth Stock Fund, Variable Series Sub-account will be changing its name, to reflect the change in the name of the underlying Portfolio.

Liberty (1/05)